SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) September 30, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
----------------------------------      --------------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
----------------------------------      --------------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
-----------------------------------------------------------------------

Willow Bend Lake Apartments

In 1984, the Partnership acquired the Willow Bend Lake Apartments, East Baton Rouge Parish, Louisiana, utilizing approximately $5,769,335 of offering proceeds. The property was acquired subject to first mortgage financing of $10,655,000. In 1987, the mortgage loan was refinanced with a new mortgage loan from a third party of $8,000,000. In repaying this prior loan, the Partnership utilized $2,659,000 of cash reserves which had been borrowed from the General Partner. The mortgage loan was refinanced again in 1993 with a new $9,975,000 mortgage loan from a third party. The Partnership received excess refinancing proceeds of approximately $2,007,000.

On October 14, 1996, the Partnership contracted to sell the property for a sale price of $14,350,000 to an unaffiliated party, New Plan Realty Trust, a Massachusetts business trust. The purchaser has deposited $250,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, scheduled for October 30, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to be approximately $9,737,000 at closing and $215,250 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $107,625. The Partnership will receive the remaining proceeds of approximately $4,290,000, less closing costs. Of such proceeds, an amount not to exceed $250,000 will be retained by the Partnership and will not be available for use or distribution until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner simultaneously contracted to sell two other properties to the purchaser and have sold or entered into contracts to sell three additional properties to the purchaser in 1996.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 5.  OTHER EVENTS
----------------------------------

a)  Chestnut Ridge Apartments, Phase I

As previously reported, on September 6, 1996, the Partnership contracted to sell Chestnut Ridge Apartments, Phase I, Fort Worth, Texas (the "Property"), to an unaffiliated party, TGM Realty Corp. #5, a Delaware corporation, for a sale price of $5,521,500. In addition, an affiliate of the General Partner (the "Affiliate") contracted to sell Chestnut Ridge Apartments, Phase II ("Phase II"), located adjacent to the Property, to the purchaser. The sale of the Property closed on September 30, 1996. The sale of Phase II also closed on September 30, 1996.

Pursuant to a letter agreement among the Partnership, Affiliate and purchaser, the purchaser requested the City of Fort Worth (the "City") to inspect the Property and Phase II and to issue new certificates of occupancy. As a result of the inspection, the purchaser received a $8,100 reduction of the purchase price of the Property to reimburse the purchaser for the costs of certain repairs. From the proceeds of the sale, the Partnership paid the outstanding balance of the first mortgage loan of $3,629,160, a prepayment penalty of $181,458, $110,268 to an unaffiliated party as a brokerage commission, $55,215 to an affiliate of the third party providing property management services for the Property for services rendered in connection with the sale of the Property and $27,227 in closing costs. The Partnership received the remaining $1,510,072 of sale proceeds.

b)  Hunter's Glen Apartments

As previously reported, on June 30, 1996, the Partnership contracted to sell Hunter's Glen Apartments, St. Louis County, Missouri, for a sale price of $9,100,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The sale closed on September 30, 1996. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $4,541,552, a prepayment penalty of $90,831, $159,250 to an unaffiliated party as a brokerage commission, $91,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale of the property and $19,965 in closing costs. The Partnership received the remaining $4,197,402 of sale proceeds.

c)  Marbrisa Apartments

As previously reported, on July 15, 1996, the Partnership contracted to sell Marbrisa Apartments, Hillsborough County, Florida, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The sale price is $7,800,000. The closing of the sale was extended and occurred on October 11, 1996. The purchaser did not assume the existing first mortgage loan as previously expected. The Partnership will use sale proceeds of $5,361,230 to repay the loan. In addition, from the proceeds of the sale, the Partnership paid $175,500 to a third party as a brokerage commission, $78,000 to an affiliate of the third party providing property management services as a fee for services rendered in connection with the sale of the property and $71,861 in closing costs. The Partnership will receive the remaining sale proceeds of $2,113,409.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Willow Bend Lake Apartments, East Baton Rouge Parish, Louisiana.

          (99) (a) Letter Agreement relating to the sale of Chestnut Ridge Apartments, Phase I, Fort Worth, Texas.

                (b) Letter Agreements relating to the sale of Marbrisa
                    Apartments, Tampa, Florida.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Partners-XVII, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                              By:  /s/ Jerry M. Ogle
                                   ----------------------------------------
                                       Jerry M. Ogle, Vice President
                                       and Secretary

Dated:  October 28, 1996